The Sycuan US Value Fund is designed for investors who seek capital appreciation in a portfolio of U.S. companies.  The United States offers the greatest number of investment opportunities of any single country.  Its markets are large and highly liquid.  Many investors prefer or require a portfolio consisting exclusively of companies domiciled in the United States.  These investors often are looking for a disciplined and time-tested approach to take advantage of opportunities in the U.S. equity market.

Sycuan Capital Management, Inc., is a Native American owned investment adviser and the adviser to the Sycuan US Value Fund.  Sycuan Capital Management, Inc. has selected  A.Q. Johnson & Co., Inc. to act as sub-adviser and make the day-to-day investment decisions for the Fund.  A.Q. Johnson & Co., Inc. uses a philosophy known as value investing to uncover U.S. companies whose shares are trading at a discount to their intrinsic value.  These issues are typically sold when a company’s intrinsic value becomes fully reflected in its stock price.  The Fund’s value approach to equity selection is a strategy that requires an investor to have a three-to-five year outlook.

INTRINSIC VALUE is a measure that is used to estimate the value of a business.  Intrinsic value is best defined as the discounted value of the future free cash flows generated by a business.  Free cash flow is the surplus cash that exceeds the amount of capital expenditures required to maintain plant, property and equipment of a business.  Free cash flow can be used by management to re-purchase shares of stock, retire debt, make acquisitions or pay dividends.

The calculation of intrinsic value is an estimate rather than a precise figure that can be altered to reflect changes in interest rates or forecasts of future cash flows.  The intrinsic value investor seeks to purchase financially sound, well managed businesses at a discount to their intrinsic value.  The adviser believes that businesses purchased at prices less than their intrinsic values help to protect capital from significant loss and provide for a satisfactory rate of return as intrinsic value is realized in the capital markets.

 The Sycuan US Value Fund Features:

 • Native American Owned Investment Adviser

 • Opportunities in the U.S. Equity Market

 • Value Investment Strategy

 • Diversification across a wide range of industries.

 • Low correlation to benchmark portfolios and other active  managers

 Top 15 Holdings (as of February 28, 2006)

 Description                                                                                    Percent

 PFIZER INC.                                                                5.11%

 CISCO SYSTEMS INC.                                                   4.94%

 NIKE INC. CL                                                               4.70%

 EASTMAN KODAK CO.                                                   4.64%

 NEWS CORP. B                                                            4.55%

 FIRST DATA CORP                                                       4.52%

 MERCK & CO. INC.                                                       4.34%

 GAP INC.                                                                    4.27%

 EXXON MOBIL                                                             4.18%

 BANK OF AMERICA CORP                                              4.10%

 PROCTER & GAMBLE CO.                                              4.06%

 ESTEE LAUDER COMPANIES, INC                                    4.06%

 DELL COMPUTER CORP.                                               4.01%

 KELLOGG CO.                                                             3.96%

 % of Net Assets                                                         61.44%

 Performance Information

 Data as of February 28, 2006

 (Fund inception October 10, 2003)

                                                                                  Average Annualized

                   Return

   Year to Date                               1 Year

             Since Inception

          3.23%                                   4.19%

                     9.69%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

Performance data quoted represents past performance.  Past performance does not guarantee future results.   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.   You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing.  The prospectus contains this and other information about the fund.  You may obtain a prospectus by call 1-877-59-FUNDS.  The prospectus should be read carefully before investing.